Exhibit 99.1
Peloton Announces Appointment of New Directors to the Board

Angel L. Mendez and Jonathan Mildenhall to Join the Peloton Board;
Longtime Director Erik Blachford to Step Down

Barry McCarthy, Newly Named CEO and President of Peloton, to Also Join Board;
John Foley to Become Executive Chair

NEW YORK, February 8, 2022 – Peloton Interactive, Inc. (NASDAQ: PTON) today announced the appointment of two new directors to its Board: Angel L. Mendez, a proven supply chain leader at the intersection of software, technology, and industrial operations; and Jonathan Mildenhall, a globally recognized creative leader in marketing and advertising. Erik Blachford, who has served as a director since 2015, will step down from his role on the Board.

In addition, Barry McCarthy, Peloton’s newly named CEO and President, will join the Board as a director, and John Foley has been named Executive Chair.

With these changes, Peloton’s Board will comprise nine directors, four of whom will have been appointed in the past three years. Nearly half of Peloton’s Board seats will now be held by members of diverse communities: female, of color, and/or LGBTQIA+.

John Foley, Co-Founder of Peloton and Executive Chair, said, “We are pleased to welcome Barry, Angel and Jonathan as new directors to the Peloton Board at this important time. We are confident they will provide valuable perspectives as we continue to execute our strategy, drive profitability, and enhance value for all Peloton shareholders."

Pamela Thomas-Graham, Chair of the Nominating, Governance and Corporate Responsibility Committee, said, “These appointments are the culmination of a robust search process that began several months ago. As Peloton continues to evolve, we are committed to regularly evaluating our Board’s composition to ensure we have the right mix of skills and experience to advance our goals and reflect the diverse views of Peloton’s shareholders, team, and community of more than 6.6 million Members.”

Foley concluded, “On behalf of the entire Board, I thank Erik for his valuable perspective and incredible commitment to Peloton over the past nearly seven years. His numerous contributions and thoughtful insights have been invaluable, and we are grateful for everything he has done for Peloton.”

Additional information regarding McCarthy’s appointment as Peloton’s new CEO and President can be found in a separate press release issued today.

About Angel L. Mendez

Mendez is Executive Chairman of the Board of LevaData Inc., a privately held, artificial intelligence company focused on supply chain management. He also serves on two other public company boards: Kinaxis, which specializes in supply chain planning solutions; and Sleep Number, a sleep technology company. He previously served as executive vice president and chief operating officer of HERE Technologies from 2016 to 2020. From 2005 to 2015, he was a senior executive at Cisco Systems, where he led the company’s corporate transformation program as well as its global supply chain. Earlier in his career he served in senior roles at Palm Inc., Gateway Inc., Citigroup, and in various executive positions at Allied Signal Aerospace and GE.

Mendez earned a BS degree in Electrical Engineering from Lafayette College and an MBA from the Crummer School at Rollins College.

About Jonathan Mildenhall

Mildenhall co-founded TwentyFirstCenturyBrand, one of the most influential brand building companies, in 2018, and serves as the company’s Chair. He is also a board member on a number of private company

Exhibit 99.1
boards, including EverLane, AboveBoard, Northern Star SPAC, GoFundMe, and College Track. Prior to co-founding TwentyFirstCenturyBrand, Mildenhall served as CMO of Airbnb from 2014 to 2018, during which time Airbnb’s valuation increased from $1 billion to more than $31 billion. Prior to Airbnb, Mildenhall led The Coca-Cola Company’s marketing initiatives as VP of global advertising strategy and content excellence from 2007 to 2013, and as SVP integrated marketing communication and design excellence from 2013 to 2014. Earlier in his career, Mildenhall served in various management positions in marketing and advertising.

Mildenhall holds a degree in Business and Finance from The Manchester Metropolitan University. He completed the Advanced Management Program at Harvard Business School, and holds an Honorary Doctorate in Business Administration from The Manchester Metropolitan University.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding the composition of our board of directors, changes to our leadership team, our future operating results and financial position, our profitability, our business strategy and plans, market growth, and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.

We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions and other important factors that could cause actual results to differ materially from those stated, including, without limitation: our ability to achieve and maintain future profitability; our ability to attract and maintain Subscribers; our ability to effectively manage our growth; our ability to accurately forecast consumer demand of our products and services and adequately maintain our inventory; our ability to execute and achieve the benefits of our restructuring initiative and other cost saving measures; our ability to anticipate consumer preferences and successfully develop and introduce new products and services; demand for our products and services and growth of the connected fitness products industry; our ability to predict our long-term performance and declines in our revenue growth as our business matures; the direct and indirect impacts to our business and financial performance from the COVID-19 pandemic; the effects of increased competition in our markets and our ability to compete effectively; our reliance on and our ability to partner with third parties such as music licensors, service providers, and suppliers; declines in sales of our Bike and Bike+; our reliance on and lack of control over third-party suppliers, contract manufacturers and logistics partners for our Connected Fitness Products; our dependence on third-party licenses for use of music in our content; actual or perceived defects in, or safety of, our products, including any impact of product recalls or legal or regulatory claims, proceedings or investigations involving our products; our ability to maintain, protect, and enhance our intellectual property; our ability to stay in compliance with laws and regulations that currently apply or become applicable to our business both in the United States and internationally; and those risks and uncertainties described in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 and “Risk Factors” in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2021, as such factors may be updated in our filings with the Securities and Exchange Commission, which are available on the Investor Relations page of our website at https://investor.onepeloton.com/investor-relations and on the SEC website at www.sec.gov.

You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot

Exhibit 99.1
guarantee future results, performance, or achievements. Our forward-looking statements speak only as of the date of this shareholder letter, and we undertake no obligation to update any of these forward-looking statements for any reason after the date of this shareholder letter or to conform these statements to actual results or revised expectations, except as required by law.

About Peloton

Peloton is the leading interactive fitness platform in the world with a loyal community of more than 6.6 million Members. The company pioneered connected, technology-enabled fitness, and the streaming of immersive, instructor-led boutique classes for its Members anytime, anywhere. Peloton makes fitness entertaining, approachable, effective, and convenient, while fostering social connections that encourage its Members to be the best versions of themselves. An innovator at the nexus of fitness, technology, and media, Peloton has reinvented the fitness industry by developing a first-of-its-kind subscription platform that seamlessly combines the best equipment, proprietary networked software, and world-class streaming digital fitness and wellness content, creating a product that its Members love. The brand's immersive content is accessible through the Peloton Bike, Peloton Tread, Peloton Bike+, and Peloton App, which allows access to a full slate of fitness classes across disciplines, on any iOS or Android device, Apple TV, Fire TV, Roku TVs, and Chromecast and Android TV. Founded in 2012 and headquartered in New York City, Peloton has a growing number of retail showrooms across the US, UK, Canada, Germany, and Australia. For more information, visit www.onepeloton.com.

Investor Relations Contact:
Peter Stabler
investor@onepeloton.com

Media Contact:
Jessica Kleiman
press@onepeloton.com